Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JULY 19, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

Effective on or about April 1, 2022, it is expected that Heather K. McPherson will no longer serve as a portfolio manager of the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about October 1, 2021, it is expected that Gabriel Solomon will serve as a portfolio manager of the Portfolio. Effective as of October 1, 2021, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mark S. Finn, John D. Linehan, Heather K. McPherson, and Gabriel Solomon are Co-Chairs of the T. Rowe Price Large Cap Value Portfolio Investment Advisory Committee. Messrs. Finn and Linehan have managed the Portfolio since 2011, Ms. McPherson has managed the Portfolio since 2015, and Mr. Solomon has managed the Portfolio since 2021.

Effective on or about April 1, 2022, it is expected that Ms. McPherson will no longer serve as a portfolio manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

The investment management decisions for the Portfolio are made by an Investment Advisory Committee. Mark S. Finn, John D. Linehan, Heather K. McPherson, and Gabriel Solomon are Co-Chairs of the Committee. The Committee Co-Chairs have day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Finn became Co-Chair of the Committee in 2010 and he joined T. Rowe Price in 1990. Mr. Linehan has been Co-Chair of the Committee since 2004 and he joined T. Rowe Price in 1998. Ms. McPherson became Co-Chair of the Committee in 2015 and she joined T. Rowe Price in 2002. Mr. Solomon became Co-Chair of the Committee in 2021 and he joined T. Rowe Price in 2004.

Effective on or about April 1, 2022, it is expected that Ms. McPherson will no longer serve as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE